UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2021
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01.	Regulation FD Disclosure.

On May 18, 2021, Valvoline Inc. (“Valvoline” or the “Company”) announced the realignment of its global operations. Beginning in the third quarter of fiscal 2021, Valvoline will manage its business through two operating segments: Retail Services, containing the operations of the Company’s former Quick Lubes segment, and Global Products, containing the operations of the Company’s former Core North America and International segments. Valvoline has updated its business segment reporting to align with the Company’s changes in how its global operations are managed. In connection with these changes, Valvoline has implemented a new approach for allocating indirect expenses and for reporting last-in-first-out (LIFO) inventory accounting adjustments. The Company also announced that its Board of Directors approved a share repurchase authorization of $300 million. The share repurchase authorization expires on September 30, 2024. A copy of the Press Release announcing the segment realignment and related changes and share repurchase authorization is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The segment realignment and related changes have no impact on the Company’s historical consolidated GAAP balance sheets, statements of income or cash flows. Previously issued historical financial information for the Company’s operating segments has been recast on a basis that is consistent with the realignment of Valvoline’s global operations. The recast operating segment financial information is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The Company also announced that it will host an Investor Call and Webcast on May 19, 2021, during which it will provide information to investors about the Company’s segment realignment, business strategy and long-term growth projections. A copy of the Business Update slide presentation for the Investor Call and Webcast is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 7.01.

The live Investor Call and Audio Webcast will begin at 9:00 a.m., Eastern Time, and can be accessed by dialing 1-833-350-1317 (or 1-236-738-2276) approximately 10 minutes before the call begins and providing conference ID 8889198 or via the Company’s website at http://investors.valvoline.com. Shortly after the presentation concludes, a replay of the webcast will be available on this same website.

The information contained in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Forward-Looking Statements

Certain statements in this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, other than statements of historical fact, including estimates, projections, statements related to Valvoline’s business plans and operating results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in the company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and Forms 10-Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release Announcing Segment Realignment and $300 Million Share Repurchase Authorization, dated May 18, 2021
99.2	Recast Financial Information by Operating Segment
99.3	Valvoline Business Update, dated May 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: May 19, 2021	By:	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer